                                                                   EXHIBIT 10.28


                             MULTIMEDIA GAMES, INC.

                           PLACEMENT AGENCY AGREEMENT


                                 July 24, 1996


Walsh, Manning Securities, Inc.
90 Broad Street
New York, New York 10004

Gentlemen:

       Multimedia Games, Inc, a Texas corporation (the "Company"), proposes to offer for sale (the "Offering") in a private offering pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and/or Rule 506 of Regulation D promulgated thereunder, up to 70 units (the "Units"), each Unit consisting of (i) 16,667 shares of Common Stock, $.01 par value (the "Common Stock") and (ii) warrants to purchase 16,667 shares of Common Stock (the "Warrants"). The Units will be offered at a purchase price of $50,000 each.
The Offering will be made on a "best efforts, all or none" basis as to 50 Units (the "Minimum Offering") and on a "best efforts" basis as to an additional 20 Units (the "Maximum Offering"). Unless the Minimum Offering is sold, no Units will be sold and all subscriptions will be returned to subscribers without interest or deductions. The Company also proposes to offer for sale (the "Bridge Offering") on a "best efforts, all or none" basis 16 Units at $50,000 per Unit (the "Bridge Units"). Each Bridge Unit will be comprised of a one (1) year 10 1/2% $50,000 promissory note (the "Bridge Note") and a warrant to purchase 22,500 shares of Common Stock (the "Bridge Warrant") The terms of the Bridge Offering are set forth in Section "2" hereof. This letter agreement shall confirm our agreement that Walsh, Manning Securities, Inc. will act as our exclusive placement agent in connection with the Bridge Offering and Offering.





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       The Company shall prepare and deliver to the Placement Agent copies of a disclosure statement with respect to the Offering (the "Disclosure Statement") and a disclosure statement with respect to the Bridge Offering (the "Bridge Disclosure Statement"). The Disclosure Statement and Bridge Disclosure
Statement shall relate to, among other things, the Company, the Units, the Bridge Units and the terms of sale thereof. The Disclosure Statement and Bridge Disclosure Statement shall include exhibits and supplements or amendments in accordance with this Agreement.

        1.    Appointment of Placement Agent.

       On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company hereby appoints Walsh, Manning Securities, Inc. as its placement agent (the "Placement Agent") and grants to you the exclusive right to offer, as its agent, the Units and Bridge Units which are the subject of the Offering and Bridge Offering pursuant to the terms of this Agreement. On the basis of such representations and warranties, and subject to such conditions, you hereby accept such appointment and agree to use your reasonable best efforts to secure subscriptions to purchase the Units and Bridge Units which are subject to the Offering and Bridge Offering. The agency created hereby is not terminable by the Company except in accordance with the terms of this Agreement or upon breach of this Agreement by the Placement Agent.

        2.    Bridge Offering.

       The Placement Agent shall assist the Company in arranging interim financing prior to the Offering through the sale of 16 Units in the Bridge Offering in the aggregate principal amount of $800,000 to "Accredited Investors" as defined under Regulation D of the Act. The sale of Bridge Units shall be on a "best efforts, all or none" basis and shall be sold in reliance upon an exemption from registration pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D. The Bridge Offering shall





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commence on the date hereof and continue for a 15-day period and may be extended for an additional 15-day period by the Placement Agent. All funds received in the Bridge Offering shall be held in escrow at a bank located in New York City pending the sale of all of the Bridge Units being offered in the Bridge Offering. The Bridge Units will be offered at $50,000 each. Each Bridge Unit will consist of one (1) Bridge Note and a five (5) year Bridge Warrant exercisable at $8.00 per share to purchase 22,500 shares of Common Stock. The Bridge Units, Bridge Notes and Bridge Warrants will conform to the description thereof, in form and substance, as set forth in the Bridge Disclosure Statement.

       The Placement Agent shall receive a commission of 5% of the gross proceeds from the sale of the Bridge Units in the Bridge Offering for its services as Placement Agent. The Placement Agent shall also be entitled to a non-accountable expense allowance equal to 12 of the gross proceeds from the sale of the Bride Units in the Bridge Offering. Concurrent with, and as a condition precedent to the closing of the Bridge Offering, the Company will sell to the Placement Agent (or its designated affiliates) warrants ("Bridge Placement Warrants") to purchase 173,310 shares of the Company's Common Stock exercisable at $8.00 per share subject to adjustment. The Bridge Placement Warrants will be substantially the same with respect to the terms and conditions thereof as the Bridge Warrants.

       The Bridge Offering shall be conducted substantially on the same terms as the Offering including, without limitation, preparation and delivery of the Bridge Disclosure Statement, representations, warranties and covenants of the Company, closing conditions, closing documents, and compliance with federal and state securities laws. The Company shall also be responsible for all fees and expenses of the Bridge Offering including "blue sky" filing and legal fees, duplicating, mailing and other expenses, excluding fees of the Placement Agent's legal counsel. The term "Disclosure Statement" as hereinafter set forth in this Agreement,





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where applicable with respect to the Bridge Offering, shall also be deemed to mean the "Bridge Disclosure Statement".

        3.    The Offering.

              (a) The Offering shall consist of up to 70 Units at a purchase price of $50,000 per Unit. The Offering shall be made on a "best efforts, all or none" basis as to 50 Units (as previously defined, the "Minimum offering") and on a "best efforts" basis as to an additional 20 Units (as previously defined, "Maximum Offering"). The Warrants contained in the Units will conform to the description thereof , in form and substance, as set forth in the Disclosure Statement. Unless the Minimum Offering is sold, no Units will be sold and all subscriptions will be returned to subscribers without interest or deduction.

              (b) The Offering shall commence upon the delivery to the Placement Agent of definitive copies of the Disclosure Statement. The delivery of the Disclosure Statement shall occur not later than 30 days after the closing of the Bridge Offering, and shall expire at 5:00 p.m., New York time, on a date which is 60 days after delivery of the Disclosure Statement. The Offering may be extended for an additional 30 days by the Placement Agent. Such period, as same may be so





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       extended, shall hereinafter be referred to as the "Offering Period."

              (c) Each prospective investor ("Prospective Investor") who desires to purchase Units shall deliver to the Placement Agent two copies of a subscription agreement (a "Subscription Agreement"), in the form annexed to the Disclosure Statement, two copies of an investor questionnaire (the "Investor Questionnaire"), and immediately available funds in the amount necessary to purchase the number of Units such Prospective Investor desires to purchase. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency, or validity of any check delivered by any Prospective Investor in payment for the Units.

              (d) The Placement Agent and the Company shall establish an escrow account (the "Escrow Account") with an independent bank (the "Escrow Agent") in New York City. The Placement Agent shall deliver each check received from a Prospective Investor to the Escrow Agent for deposit in the Escrow Account and shall deliver an executed copy of the Subscription Agreement and Investor Questionnaire received from





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       such Prospective Investor to the Company.  The Company shall notify the
       Placement Agent promptly of the acceptance or rejection of any subscription to purchase Units.

              (e) If subscriptions for the Minimum Offering are not received from Prospective Investors prior to the expiration of the offering Period and accepted by the Company, the Offering shall be canceled, all funds received and held in the Escrow Account shall be refunded in full without interest or deduction and this Agreement and the agency created hereby shall be terminated without any further obligation on the part of either party, except as provided in Section 16 hereof.

              (f) The Placement Agent may engage other broker/dealers selected by the Placement Agent to assist it in the Offering (each such broker/dealer being hereinafter referred to as a "Selling Group Member") and you may allow such Selling Group Member such part of the compensation and payment of expenses payable to you under Section 6 hereof as you shall determine. Any such Selling Group Member shall be a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"). Each Selling Group Member shall be required to agree in writing





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       to comply with the provisions of this Section 3. The Company hereby agrees to make such representations and warranties to, and covenants and agreements with, any Selling Group Member (including an agreement to indemnify such Selling Group Member on terms substantially similar to
       Section 15 hereof) as provided herein.

        4.    Interim Closings/Final Closing.

              (a)  Subject to consummation of the conditions set forth in
       Section 10 hereof, if subscriptions for the Minimum Offering have been received in escrow prior to the expiration of the Offering Period and accepted by the Company, a closing under this Agreement (the "Initial Closing") shall be held at the offices of the Placement Agent, or such other place in New York City as the parties may agree, as soon as practicable (but not later than five (5) business days) following the date upon which the Placement Agent and the Company confirm in writing to each other that subscriptions for the Minimum Offering have been accepted or at such other place, time, or date as the Company and you shall agree upon. The date upon which the Initial Closing is held shall hereinafter be referred to as the "Initial Closing Date.





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                     (b)  At any time prior to the expiration of the Offering
              Period following the Initial Closing and after receipt in escrow and acceptance by the Company of subscriptions for the sale of additional Units ("Interim Closing Amount") up to the Maximum Offering, one or more closings (each an "Interim Closing") shall take place in the manner herein set forth with respect to the Initial Closing with respect to increments of $200,000. In the event that the Offering Period expires prior to receipt in escrow and acceptance by the Company of an Interim Closing Amount, a final closing shall be held at such time regardless of the amount then held in escrow. The final Interim Closing to be held in accordance herewith shall be deemed the "Final Closing" and the date thereof shall be the "Final Closing Date". References herein to a "Closing" shall mean the Initial Closing, any Interim Closing or the Final Closing, as the context requires, and the date thereof shall be referred to as a "Closing Date."

        5.    Representations and Warranties of the Placement Agent.

       The Placement Agent represents and warrants to the Company as follows:

              (a) The Placement Agent is duly organized and validly existing and in





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       good standing under the laws of its State of formation.

              (b) The Placement Agent is, and at the time of each Closing will be, a member in good standing of the NASD.

              (c) Sales of the Bridge Units and Units in the Bridge Offering and offering respectively by the Placement Agent will only be made in such jurisdictions in which the Placement Agent or a Selling Group Member is a registered broker-dealer or where an applicable exemption from such registration exists.

              (d) Offers and sales of the Bridge Units and Units in the Bridge Offering and Offering by the Placement Agent will be made only in accordance with this Placement Agreement and in compliance with the provisions of Rule 506 of Regulation D (it being understood and agreed that the Placement Agent shall be entitled to rely upon the information and statements provided by the Prospective Investor in the Subscription Agreement and Investor Questionnaires), and the Placement Agent will furnish to each Prospective Investor a copy of the Bridge Disclosure Statement and/or the Disclosure Statement, as the case may be, prior to accepting any subscription for the Bridge Units and Units.





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        6.    Compensation.

       The Company shall pay to the Placement Agent the following compensation in connection with the Offering:

              (a) If subscriptions for the Minimum offering are received in escrow prior to the expiration of the Offering Period and accepted by the Company, you shall be entitled, on each Closing Date, as compensation for your services rendered in the Offering as Placement Agent under this Agreement, to selling commissions equal to 10% of the gross proceeds received by the Company from the sale of the Units effected at each Closing and 3% of the gross proceeds from the sale of the Units effected at each Closing in payment for a non-accountable expense allowance. Such amounts shall be paid directly to you by the Escrow Agent from the Escrow Account.

              (b) In addition to the compensation payable to the Placement Agent set forth in (a) above, the Company shall sell to the Placement Agent, for nominal consideration, at the Initial Closing of the Minimum Offering, five (5) year warrants ("Offering Placement Warrants") to purchase 350,000 shares of its Common Stock at an initial exercise price of $8.00 per share. The Offering Placement Warrants will conform to the description thereof, in





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       form and substance, as set forth in the Disclosure Statement.

        7.    Representations and Warranties of the Company.

              (a) The Company represents and warrants to, and agrees with, the Placement Agent that:

                     (i) Assuming the accuracy of the representations and warranties of the Prospective Investors set forth in the Subscription Agreement and Investor Questionnaire and the representations and warranties of the Placement Agent set forth herein, the Bridge Disclosure Statement and Disclosure Statement (from the date of the Disclosure Statement) (a) shall contain, and at all times during the period from the date hereof to the Final Closing Date, will contain all information required to be contained therein, pursuant to Rules 502 and 506 of Regulation D and all applicable federal and/or state securities and "blue sky" laws, and (b) do not, and during such period will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances made therein not misleading. Each contract, agreement, instrument, lease, license, or other document required to be described in the Bridge Disclosure Statement and Disclosure Statement shall be, and have been, accurately described therein.

                     (ii) The Bridge Disclosure Statement and the Disclosure Statement or information provided by the Company to Prospective Investors shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the





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              statements therein in light of circumstances made therein not misleading.

                     (iii) The Company has not, directly or indirectly, solicited any offer to sell or buy any Bridge Units or Units or any other securities of the Company during the 12 month period ending on the date hereof except as may be indicated in Schedule A hereto and has no present intention to solicit any offer to sell or buy any Bridge Units or Units or any other securities of the Company other than pursuant to this Agreement.

                     (iv) The Company (the term "Company" includes all subsidiary corporations as used in this Section "7") is, and at all times during the period from the date hereof to the Final Closing Date will be, a corporation duly organized, validly existing, and in good standing under the laws of its respective state of incorporation, with full corporate power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates,, and permits and declarations of and from, and has made filings with, all federal, state, Indian and local authorities, to own, lease, license, and use its properties and assets and to conduct its business as presently conducted as described in the Bridge Disclosure Statement and Disclosure Statement. As of the date hereof, the Company is, and at all times during the period from the date hereof to and including the Final Closing Date, duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary except where the failure to be so qualified would not have a material adverse effect on the Company's business.

                     (v) The Company has, as of the date hereof, and shall have at each Closing (except as effected by the





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              transactions contemplated hereby and except as disclosed in the
              Bridge Disclosure Statement) an authorized capitalization consisting of 10,000,000 shares of Common Stock, $.Ol par value, of which 2,734,200 shares are issued and outstanding. Each issued and outstanding share of Common Stock is duly authorized, validly issued, fully paid, and non-assessable, without any personal liability attaching to the ownership thereof solely by being such a holder, and has not been issued and is not owned or held in violation of any preemptive rights of stockholders.
              There is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company, except as indicated in the Bridge Disclosure Statement and Disclosure Statement. There is outstanding no other security or other instrument which by its terms is convertible into or exchangeable for any class of capital stock of the Company, except as may be properly described in the Bridge Disclosure Statement and Disclosure Statement.

                     (vi) The audited financial statements for the fiscal year ended September 30, 1995 and all other financial statements (the "Financial Statements") of the Company included in the Bridge Disclosure Statement, and to be included in the Disclosure Statement, fairly and accurately (and will fairly and accurately with respect to the Disclosure Statement) present in accordance with generally accepted accounting principles the financial position, the results of operations, and other information with respect to the Company purported to be shown therein at the respective dates and for the respective periods to which they apply. The Financial Statements have been prepared (and will be prepared with respect to the Disclosure Statement) in accordance with generally accepted





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              accounting principles consistently applied throughout the periods involved, are correct and complete, and are in accordance with the books and records of the Company. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company from the latest information set forth in the Bridge Disclosure Statement and Disclosure Statement, (which Disclosure Statement will contain the Company's Balance Sheet and Profit and Loss Statement as at and for a period not earlier than June 30, 1996), except as may be properly described in the Bridge Disclosure Statement and the Disclosure Statement as having occurred or as may occur.

                     (vii) As of the date hereof there is no, and as of each Closing Date there shall not be any, litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or to the Company's knowledge threatened, with respect to the company, or its respective operations, businesses, properties, or assets, except as properly described in the Bridge Disclosure Statement or Disclosure Statement or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company. The Company is not, nor as of each Closing Date shall be, in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as properly described in the Bridge Disclosure Statement or Disclosure Statement or such as individually or in the aggregate do not have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company; nor is the Company required to take any action in order to avoid any such violation or default.





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                     (viii)  As of the date hereof, the Company has, and at all times during the period from the date hereof to and including the Final Closing Date, shall have, good and marketable title in fee simple absolute to all real properties and good title to all other properties and assets which the Bridge Disclosure Statement and Disclosure Statement indicates are owned by it, free and clear of all liens, charges, pledges, mortgages, security interests, and encumbrances (collectively, the "Liens"), except as may be described in the Bridge Disclosure Statement and Disclosure Statement and which Liens, individually or in the aggregate, do not have and will not in the future have a material adverse effect upon the operations, business, properties or assets of the Company.

                     (ix) As of the date hereof, the Company is not, and at all times during the period from the date hereof to and including the Final Closing Date, shall not be, in violation or breach of, or in default with respect to complying with any material provision of any contract, agreement, instrument, lease, license, permit, consent, law, rule, regulation, arrangement, and each such contract, agreement, consent, instrument, lease, license, arrangement, and understanding is in full force and effect and is a legal, valid, and binding obligation of the parties thereto enforceable as to them in accordance with its terms. The Company enjoys peaceful and undisturbed possession under all leases, permits and licenses under which it is operating as of the date hereof. As of the date hereof, the Company is not a party to or bound by any contract, agreement, instrument, lease, license, permit, consent, arrangement, or understanding, or subject to any charter or other restriction, which has had or may in the future have a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company. The Company is not in violation or breach of, or in default





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              with respect to, any term of its Certificate of Incorporation as amended or its By-Laws.

                     (x) To its best knowledge, the Company has not infringed, is not infringing, nor has received notice of infringement with respect to the Intangibles of others. The term "Intangibles" shall mean any patent, trademark, tradename service mark, copyright, franchise, or application therefor or other intangible property or asset. To the best knowledge of the Company, none of the Intangibles presently owned or held by the Company, materially infringe upon any right of any other person or entity. The Company (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions of any kind whatsoever, sufficient patents, trademarks, service marks, trade names, copyrights, licenses and rights with respect to the foregoing, to conduct its business as presently conducted except as set forth in the Bridge Disclosure Statement and Disclosure Statement, and
              (ii) except as set forth in the Bridge Disclosure Statement and Disclosure Statement, is not obligated or under any material liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or otherwise.

                     (xi) The Company has all requisite corporate power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby. This

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              Agreement has been duly authorized, executed, and delivered by the Company, is a legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms. Assuming the accuracy of the representations and warranties of the Prospective Investors set forth in the Subscription Agreements and Purchaser Questionnaires and the representations and warranties of the Placement Agent set forth herein, no consent, authorization, approval, order, license, certificate, or permit of or from, or registration, qualification, declaration, or filing with, any federal, state, local, foreign, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of this Agreement, the consummation of the transactions contemplated hereby and thereby, except the filing of a Notice of Sales of Securities on Form D pursuant to Regulation D, and such consents, authorizations, approvals, registrations, and qualifications as may be required under all applicable federal and/or securities or "blue sky" laws in connection with the issuance., sale, and delivery of the Units pursuant to this Agreement. No consent of any party to any material contract, agreement, obligation, note, indenture, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby, and such execution, delivery and performance will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, obligation, note, indenture, agreement, instrument, lease, license, arrangement, or understanding, violate or result in a breach of any term of the certificate of incorporation or by-laws of the Company, or assuming the accuracy of the

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              representations and warranties of the Prospective Investors set forth in the Subscription Agreements and Investor Questionnaires and the representations and warranties of the Placement Agent set forth herein, violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or to which any of its operations, businesses, properties, or assets are subject.

                     (xii) All of the securities to be issued by the Company in the Bridge Offering and Offering to the Prospective Investors and the Placement Agent shall conform to all statements relating thereto as contained in the Bridge Disclosure Statement and Disclosure Statement. The securities, when issued and delivered to the Prospective Investors pursuant to the terms of this Agreement shall be duly authorized, validly issued, fully paid and nonassessable, without any personal liability attaching to the ownership thereof solely by being such holder and shall not have been issued in violation of any preemptive rights of stockholders.

                     (xiii) Except and to the extent described in or referred to in Schedule B to the Bridge Disclosure Statement (i) no holders of any securities of the Company or of any options, warrants or other convertible securities of the Company have the right to include or demand any securities issued by the Company be included in any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act., and (ii) no person or entity holds any anti-dilution rights with respect to any securities of the Company.

                     (xiv) Neither the Company nor any of its officers, directors,, or affiliates, has engaged or will engage, directly or indirectly, in any act or activity that may jeopardize the status of the offering and sale of the Bridge Units or Units as an exempt transaction under the Act or under all applicable federal and/or state securities or "blue sky" laws of any jurisdiction in which the Units may be offered or sold.

        8.    Covenants of the Company.

       The Company covenants that it will:

              (a)  Notify you immediately, and confirm such notice in writing,
       (i) when any event shall have occurred during the period commencing on the date hereof and ending on the Final Closing Date, as a result of which the Bridge Disclosure Statement or Disclosure Statement would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of the receipt of any notification with respect to the modification, rescission, withdrawal, or suspension of the qualification or registration of the Bridge Units or Units, or of an exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission,, withdrawal, or suspension and if you so request, to obtain the lifting thereof as promptly as possible.

              (b) Not make any supplement or amendment to the Bridge Disclosure Statement or Disclosure Statement unless such supplement or amendment complies with the requirements of the Act and Regulation D and the applicable federal and/or state securities and "blue sky" laws and unless you shall have approved of such supplement or amendment in writing. If, at any time during the period commencing on the date hereof and ending on the Final Closing Date, any event shall have occurred as a result of which the Bridge Disclosure Statement or Disclosure

       Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of counsel to the Company or counsel to the Placement Agent, it is necessary at any time to supplement or amend the Bridge Disclosure Statement or Disclosure Statement to comply with the Act, Regulation D, or any applicable securities or "blue sky" laws, the Company will promptly prepare an appropriate supplement or amendment (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance.

              (c) Deliver without charge to the Placement Agent such number of copies of the Bridge Disclosure Statement or Disclosure Statement and any supplement or amendment thereto as may reasonably be requested by the Placement Agent.

              (d) Not, directly or indirectly, solicit any offer to buy from, or offer to sell to any person any Bridge Units or Units, except through the Placement Agent.

              (e) Use its best efforts to qualify or register the Bridge Units and Units for offering and sale under, or establish an exemption from such qualification or registration under, the securities or "blue sky" laws of such jurisdictions as you may reasonably request; provided, however, that the Company will not be obligated to qualify to do business as a dealer in securities in any jurisdiction in which it is not so qualified. The Company will not consummate any sale of the Bridge Units and Units in any jurisdiction or in any manner in which such sale may not be lawfully made; in this regard the Company shall be entitled to rely on the Placement Agent's representations herein, and the representations of Prospective Investors in the Subscription Agreement and Purchaser Questionnaire and on the Blue Sky qualifications effected by the Placement Agent's counsel.

              (f) At all times during the period commencing on the date hereof and ending on the Final Closing Date, provide to each Prospective Investor or his Purchaser Representative (as defined in Regulation D), if any, on request, such information (in addition to that contained in the Bridge Disclosure Statement or Disclosure Statement) concerning the Bridge Offering and Offering, the Company and any other relevant matters, as it possesses or can acquire without unreasonable effort or expense, and to extend to each Prospective Investor or his Purchaser Representative, if any, the opportunity to ask questions of, and receive answers from an officer of the Company concerning the terms and conditions of the Bridge Offering and Offering and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without unreasonable effort or expense, as such Prospective Investor or Purchaser Representative may consider necessary in making an informed investment decision or in order to verify the accuracy of the information furnished to such Prospective Investor or Purchaser Representative, as the case may be.

              (g) Provide to each Prospective Investor or his Purchaser Representative any information required to be delivered by Rule 502(b) of Regulation D.

              (h) Disclose to each Prospective Investor, in writing, any material relationship between such Prospective Investor's Purchaser Representative, if any, or its affiliates, on the one hand, and the Company or its affiliates, on the other hand, which, to the knowledge of the Company, then exists or is understood to be contemplated or has existed at any time during the previous two years and any compensation received or to be received as a result of such relationship.

              (i) Before accepting any subscription to purchase Bridge Units or Units from, or making any sale to, any Prospective Investor, have reasonable grounds to believe and will believe (after making reasonable inquiry as required under the

       Subscription Agreements and Investor Questionnaires) that (A) such Prospective Investor meets the suitability requirements for investing in the Bridge Units or Units as set forth respectively in the Bridge Disclosure Statement or Disclosure Statement, and (B) such Prospective Investor is an Accredited Investor (as defined in Regulation D).

              (j) Notify you promptly of the acceptance or rejection of any subscription. The Company shall not (i) accept subscriptions from, or make sales of the Bridge Units or Units to, any Prospective Investors who are not, to the Company's knowledge, accredited investors, or (ii) unreasonably reject any subscription for the Bridge Units or Units.

              (k) File five copies of a Notice of Sales of Securities on Form D with the Securities and Exchange Commission (the "Commission") no later than 15 days after the first sale of the Bridge Units or Units and file a final notice on Form D with the Commission no later than 30 days after the last sale of the Bridge Units or Units. The Company shall file promptly such amendments to such Notice on Form D as shall become necessary and, as requested by you, shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish you with copies of all such filings.

              (1) Not, directly or indirectly, engage in any act or activity which may jeopardize the status of the Offering and sale of the Bridge Units or Units as exempt transactions under the Act or under the securities or "blue sky" laws of any jurisdiction in which the Bridge Offering or Offering may be made. Without limiting the generality of the foregoing, and notwithstanding anything contained herein to the contrary, the Company shall not, directly or indirectly, engage in any offering of securities which, if integrated with the Offering in the manner prescribed by Rule 502(a) of Regulation D and applicable releases of the Commission, may jeopardize the status of the offering and sale of the Units as exempt transactions under Regulation D.

              (m) Apply the net proceeds from the sale of the Bridge Units and Units as set forth in the Bridge Disclosure Statement or Disclosure Statement.

              (n) Not, during the period commencing on the date hereof and ending on the Final Closing Date, issue any press release or other communication, or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets, or liabilities, Bridge Offering or the Offering, without your prior written consent, except as required by applicable securities laws.

              (o) During the period commencing on the date hereof and ending on the Final Closing Date, the Company shall not, without prior notice to and consent of the Placement Agent subject to Schedule B of the Disclosure Statement: (A) issue any securities or incur any liability or obligation, for borrowed money; (B) enter into any transaction not in the ordinary course of business; or (C) declare or pay any dividend on its capital stock except for the regular quarterly dividend on its outstanding preferred stock.

              (p) Not, under any Stock Option Plan now or hereafter in effect, grant options for the issuance by the Company in any one year, on an aggregate basis, to purchase more than (i) 200,000 shares of the Company's Common Stock during the one (1) year period commencing from the date hereof and (ii) 100,000 shares of the Company's Common Stock for each of the next three (3) years thereafter.

              (q) Not during the 12-month period following the Final Closing Date, except with respect to outstanding warrants or options or warrants issued in connection with the Bridge Offering or Offering, offer for sale or sell any shares of its

       Common Stock or any securities convertible into or exchangeable for shares of its Common Stock without the prior written consent of the Placement Agent; provided, however, that the Company may offer for sale, sell or grant options, rights or warrants in connection with its shares of Common Stock at a price in excess of $8.00. Further, in connection with any future issuance of its Common Stock, during the aforesaid 12-month period, the Company shall not grant registration rights to any party which requires the Company to file a Registration Statement with the Commission, which Registration Statement shall include therein more than 25% of the shares of the Company's Common Stock issued by the Company in any one transaction; except, however, for 70,000 shares of the Company's Common Stock which is disclosed in Part II of Schedule B to the Bridge Disclosure Statement.

        9.    Payment of Expenses.

       The Company hereby agrees to pay all fees, charges, and expenses incident to the performance by the Company and the Placement Agent of its obligations hereunder, including, without limitation, all fees, charges, and expenses in connection with: (i) the preparation, printing, filing, distribution, and mailing of the Bridge Disclosure Statement. Disclosure Statement, the Subscription Agreements, the Investor Questionnaire, and all other documents relating to the Bridge, the Offering, the purchase, sale, and delivery of the Bridge Units and Units, and any supplements or amendments thereto, including the cost of all copies thereof; (ii) the preparation and reproduction of this Agreement; (iii) the issuance, sale, and delivery of the Bridge Units and Units and securities contained therein, including any issuance taxes payable thereon and the fees of any transfer agent or registrar; (iv) the registration or qualification of the Bridge Units and Units or the securing of an exemption therefrom under state or foreign "blue sky" or securities laws, including without limitation, filing fees payable in the jurisdictions in which such registration or qualification or exemption therefrom is sought, disbursements in connection therewith, the costs of preparing preliminary, supplemental, and final "Blue Sky Surveys" relating to the offer and sale of the Units, and the "Blue Sky" fees of counsel for the Placement Agent in connection therewith in an amount equal to $5000 in connection with the Bridge Offering and $5000 in connection with the Offering, all of which shall be paid prior to commencement of each of the Bridge Offering and Offering; and (v) filing fees payable to governmental agencies, if any;
(vi) the retention of the Escrow Agent, including the fees and expenses of the Escrow Agent for serving as such and the fees and expenses of its counsel, if any. Notwithstanding the foregoing, the parties agree that the Company shall not be responsible for payment of the non-"Blue Sky" legal fees of counsel to the Placement Agent.

       10.    Conditions of Placement Agent's Obligations.

       The obligations of the Placement Agent pursuant to this Agreement shall be subject, at its option, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Placement Agent, as of the date hereof and as of each Closing Date of the Bridge Offering and Offering, with respect to the performance by the Company of its obligations hereunder, and to the following conditions:

              (a) At each Closing, the Placement Agent shall have received the favorable opinion of Hall, Estill, Hardwick, Gable, Golden & Nelson, legal counsel for the Company, dated each Closing Date, addressed to the Placement Agent, and in form and substance satisfactory to legal counsel for the Placement Agent to the effect that:

                     (i) the Company and each of its subsidiary corporations are duly organized, validly existing, and in good standing under the laws of the respective states of incorporation, with full corporate power and authority to own, lease, license, and use its properties and assets and to conduct its business in the manner described in the Bridge Disclosure Statement and Disclosure Statement and is duly qualified to do business and is in good standing as a foreign corporation (where such certificate of foreign qualification is on file with the appropriate state agency) in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary (except where the failure to so qualify would not have a material adverse effect upon the Company or its business);

                     (ii) the Company has, as of the date hereof, an authorized capitalization as set forth in the Bridge Disclosure Statement and Disclosure Statement. Each issued and outstanding share of Common Stock and Preferred Stock is duly authorized, validly issued, fully paid, and nonassessable, with no personal liability attaching to the ownership thereof solely by being such a holder and has not been issued and is not owned or held in violation of any preemptive right of stockholders. To Counsel's knowledge there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, security, or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company, except as may be properly described in the Bridge Disclosure Statement, the Disclosure Statement or in this Agreement. To Counsel's knowledge there is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company, except as may be properly described in the Bridge Disclosure Statement and Disclosure Statement or in a schedule hereto;

                     (iii) To Counsel's knowledge there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or threatened with respect to the Company or any of its operations, businesses, properties, or assets except as may be properly described in the Bridge Disclosure Statement or Disclosure Statement, in this Agreement or in a schedule hereto;

                     (iv) counsel has not received written or oral notice that the Company is in violation or breach of, or in default with respect to, complying with any provision of any contract, agreement, instrument, lease, license, permit, law, regulation, arrangement, or understanding;

                     (v) the Company has all requisite corporate power and authority to execute, deliver, and perform this Agreement, and to consummate the transactions contemplated hereby. All necessary corporate proceedings of the Company have been taken to authorize the execution, delivery, and performance by the Company of this Agreement, and the consummation of the transactions contemplated hereby. This Agreement has been duly authorized, executed, and delivered by the Company, is the legal, valid, and binding obligation of the Company, and is enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application now or hereafter in effect relating to or affecting the enforcement of creditors' right generally and the application of general equitable principles in any action, legal or equitable and then except, as to those provisions relating to indemnity or contribution, such opinion shall be limited as effected by any Federal or state securities laws regarding indemnity and/or contribution;

                     (vi) the Bridge Units and Units conform to all statements relating thereto contained in the Bridge Disclosure Statement and Disclosure Statement. The Bridge Units and Units and the securities contained therein, are duly authorized, validly issued, fully paid (including all shares issued upon warrants described therein when paid for), and nonassessable, with no personal liability attaching to the ownership or any of the components thereof (other than the contractual obligations of such holders contained in the Notes and Warrants) and to such counsel's knowledge shall not have been issued in violation of any preemptive rights of stockholders;

                     (vii) the Bridge Disclosure Statement and Disclosure Statement (except that no opinion need be expressed as to the financial statements, related schedules, or other financial data contained therein) comply as to form in all material respects with requirements of the Act and the regulations thereunder applicable to offerings made pursuant to Rule 506 of Regulation D and to the best knowledge of such counsel, any contract, agreement, instrument, lease, license, or document described in the Bridge Disclosure Statement and Disclosure Statement has been accurately described therein;

                     (viii) such counsel's opinion shall also include a statement to the effect that it has participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants of the Company at which the contents of the Bridge Disclosure Statement and Disclosure Statement were discussed and, on the basis of the foregoing, nothing has come to such counsel's attention that causes it to believe that the Bridge Offering and Offering as supplemented or amended at all times up to and including the date of such opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading (it being understood that such counsel expresses no opinion or belief with respect to the financial information included in the Bridge Disclosure Statement or Disclosure Statement);

                     (ix) assuming that (i) a proper Form D is filed in accordance with Rule 503 of Regulation D, (ii) that the offer and the sale of the Bridge Units by the Placement Agent was made in compliance with Rule 506 of Regulation D and that the Placement Agent's representations and warranties set forth herein are true and correct, and (iii) that the representations of the Prospective Investors in the Subscription Agreements and Investors Questionnaire signed by them are true and correct (which facts will not be independently verified by such counsel), the sale of the Bridge Units in the Bridge Offering and sale of the Units in the Offering is exempt from registration under the Securities Act of 1933 and is in compliance with Rule 506 of Regulation D;

                     (x) neither the execution and delivery of this Agreement, the Bridge Notes and Bridge Warrants contained in the Bridge Units and the Common Stock and Warrants contained in the Units, nor compliance with the terms hereof or thereof will (i) conflict with, result in a breach of, or constitute a default under the Certificate of Incorporation or By-Laws of the Company, or, to the best of such counsel's knowledge, any material contract, instrument, obligation, agreement or document to which the Company is a party, or by which the assets or properties of the Company are bound; or (ii) to the best knowledge of such counsel, have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties and to conduct its business or the ability of the Company to make use thereof as described in the Bridge Disclosure Statement or Disclosure Statement;

                     (xi) counsel has not been advised in writing or otherwise that there are any licenses, permits, certificates, registrations, approvals or consents of any governmental agency, commission, board, instrumentality or department that are required to be obtained by the Company in order to conduct its business as conducted at the date hereof which have not been so obtained and where the failure to so obtain would have a material adverse effect on the Company's business or the business of any subsidiary;

                     (xii) To the knowledge of counsel the issuance of the Bridge Units in the Bridge Offering or the Units in the Offering will not give any holder of any of the Company's outstanding Common Stock, options, warrants, convertible securities or rights to purchase shares of the Company's Common Stock or Preferred Stock, the right to purchase any additional shares of Common Stock.

                     In rendering such opinion, counsel for the Company may
              rely (A) as to matters of fact, to the extent they deem proper, on certificates of officers of the Company; and (B) to the extent they deem proper, upon written statements or certificates of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to counsel for the Placement Agent.

              (b) on or prior to the Closing of the Bridge offering and Initial Closing of the Offering the Placement Agent shall have been furnished such information, documents, certificates, and opinions as it may reasonably require for the purpose of enabling it to review the matters referred to in Section 7, and in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties, covenants, agreements, or conditions herein contained, or as it may otherwise reasonably request.

              (c) Upon Closing of the Bridge Offering and each Closing Date of the Offering, the Placement Agent shall have received a certificate of the chief executive officer and of the chief financial officer of the Company, dated the applicable Closing Date to the effect that, as of the date of this Agreement and as each Closing Date the representations and warranties of the Company contained herein and therein were and are accurate, and that as of each Closing Date the obligations to be performed by the Company hereunder on or prior thereto have been fully performed.

              (d) All proceedings taken in connection with the issuance, sale, and delivery of the Bridge Units and Units shall be satisfactory in form and substance to you and your counsel.

              (e) There shall not have occurred after the date hereof, at any time prior to each Closing Date: (A) any domestic or international event, act, or occurrence which has materially disrupted, or in your opinion will in the immediate future materially disrupt the securities markets; (B) a general suspension of, or a general limitation on prices for, trading in securities on the Nasdaq SmallCap Market or the over-the-counter market; (C) any banking moratorium declared by a state or federal authority; (D) any material interruption in the mail service or other means of communication within the United States; (E) any adverse change in the business, properties, assets, results of operations, or financial condition of the Company; or (F) any change in the market for securities in general or in political, financial, or economic conditions which, in your judgment, makes it inadvisable to proceed with the offering, sale, and delivery of the Units.

              Any certificate or other document signed by any officer of the Company and delivered to you or to your counsel at the

       Closing of the Bridge Offering or each Closing Date of the Offering shall be deemed a representation and warranty by the Company hereunder as to the statements made therein. If any condition to your obligations hereunder has not been fulfilled as and when required to be so fulfilled, you may terminate this Agreement or, if you so elect, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment. In the event that you elect to terminate this Agreement, you shall notify the Company of such election
       in writing.   Upon such termination, neither party shall have any
       further liability or obligation to the other except as provided in
       Section 11 hereof.

              (f) At the Closing of the Bridge Offering and each Closing of the Offering, the Placement Agent shall have received the favorable opinion of counsel satisfactory to counsel to the Placement Agent as to the compliance by the Company with all federal, state, Indian and local laws, rules and regulations, or any license, permit, certification, approval or consent, in each case relating to the Company's services as described in the Bridge Disclosure Statement and Disclosure Statement.

              (g) On or before the Closing of the Bridge Offering, the Company shall provide the Placement Agent with enforceable agreements (the "Lock-Up Agreements") from each of the Company's officers, directors, and shareholders owning 1% or more of the Company's outstanding Common Stock and all holders of the Company's outstanding warrants, options and other convertible securities requiring the issuance of more than 1% of the Company's outstanding Common Stock, as of the date hereof, which Lock-Up Agreements shall provide that the party executing the Lock-Up Agreements shall not, for a period of 12 months from the later of (i) Closing of the Bridge Offering or (ii) Final Closing of the Offering, (and except where a different period is provided for therein with the permission of the Placement Agent), directly or indirectly, issue, offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of the Company's Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein without the written consent of the Placement Agent. The Lock-Up Agreements shall terminate if the Minimum Offering is not consummated and such failure to consummate the Minimum Offering was not caused by the act or omission of the Company. Notwithstanding the foregoing, a Lock-Up Agreement shall not be required from those parties indicated on Schedule B to this Agreement.

              (h) The Company shall execute and deliver a Registration Rights Agreement, in form acceptable to the Placement Agent, with respect to the Bridge Warrants; shares of Common Stock underlying the Bridge Warrants; securities issuable upon conversion of Bridge Notes; Warrants and the shares of Common Stock underlying the Warrants; Bridge Placement Warrants and the shares of common stock underlying the Bridge Placement Warrants; and Offering Placement Warrants and the shares of Common Stock underlying the Offering Placement Warrants.

              (i) The Placement Agent shall have received from the Company a modification to a certain placement agent agreement dated January 29, 1996 by and between the Company and G-V Capital Corp., in the form as set forth on Schedule C annexed hereto.

       11.    Conditions of Company's Obligations.

       The obligations of the Company pursuant to this Agreement shall be subject, in its discretion, to the performance by the Placement Agent in all material respects of its obligations hereunder.

       12.    Break-Up Fee.

       The Company agrees that if the Bridge Offering or Offering contemplated hereunder is not consummated because of a breach by the Company of any covenant, representation or warranty contained in the Placement Agreement then, in that event, the Company shall be liable for the Placement Agent's expenses, including counsel fees, and, in addition, shall pay to the Placement Agent as liquidated damages an amount equal to $50,000 with respect to the Bridge offering and $100,000 with respect to the Offering.

       13.    Right of First Refusal.

       Upon the Closing of the Bridge Offering, the Company will deliver an agreement to the effect that the Placement Agent shall thereafter have an irrevocable right of first refusal for a period of two (2) years from such Closing to purchase for its account or to sell for the account of the Company, or any subsidiary of or successor to the Company, or any of its stockholders owning at least one (1%) percent or more of the Common Stock of the Company or a party holding the Company's convertible securities which require the issuance by the Company of at least 1% or more of the Common Stock of the Company on the date hereof (the "Principal Stockholders") any securities of the Company or any such subsidiary or successor of the Company, that the Company or any such subsidiary or successor or any of its Principal Stockholders may seek to sell through an underwriter, placement agent or broker/dealer whether pursuant to registration under the Act or otherwise. The Company, any such subsidiary or successor and its Principal Stockholders will consult with the Placement Agent with regard to any such offering and will offer the Placement Agent the opportunity to purchase or sell any such securities on terms not less favorable to the Company, any such subsidiary or successor or its Principal Stockholders than it or they can secure elsewhere. If the Placement Agent fails to accept such offer within 15 business days after the mailing of a notice containing such offer by registered mail addressed to the Placement Agent (three (3) business days in the event the offer covers a sale under Rule 144 or Rule 144(k)), then the Placement Agent shall have no further claim or right with respect to the financing or stock sale proposal contained in such notice. If, however, the terms of such proposal are subsequently modified in any material respect, the preferential right referred to herein shall apply to such modified proposal as if the original proposal had not been made. The Placement Agent's failure to exercise its preferential right with respect to any particular proposal shall not affect its preferential rights relative to future proposals. The Company represents and warrants that there are presently no other rights of first refusal for future financing now outstanding. The agreement to be furnished to the Placement Agent under this Section shall terminate if the Minimum Offering is not consummated.

       14.    Warrant Solicitation Fee.

       Commencing on the date hereof, upon the exercise of any Bridge Warrant or Warrant, the exercise of which was solicited by the Placement Agent in accordance with the applicable rules and regulations of the NASD prevailing at the time of such solicitation, the Company shall pay to the Placement Agent a fee of 4% of the aggregate exercise price of such Bridge Warrant or Warrant within five (5) business days of such exercise. The Company further agrees that it will not solicit the exercise of any Bridge Warrant or Warrant other than through the Placement Agent, unless the Placement Agent cannot legally solicit the exercise of the Bridge Warrants or Warrants at the time of such solicitation.

       15.    Solicitation Prohibition.

       The Company agrees that, for a period of two (2) years from the date hereof, it shall not solicit any offer to buy from or offer to sell to any person introduced to the Company by the Placement Agent in connection with the Offering, directly or indirectly, any securities of the Company or of any other entity, or provide the name of any such person to any other securities broker or dealer or selling agent. In the event that the Company or any of its affiliates, directly or indirectly, solicits, offers to buy from or offers to sell to any such person any such securities, or provides the name of any such person to any other securities broker or dealer or selling agent, and such person purchases such securities or purchases securities from any other securities broker or dealer or selling agent, the Company shall pay to the Placement Agent an amount equal to 10% of the aggregate purchase price of the securities so purchased by such person.

       16.    Indemnification and Contribution.

              (a) The Company agrees to indemnify and hold harmless the Placement Agent, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 15, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Statement or in any document delivered or written statement made pursuant to Section 8 (g) , or (B) in any application or other document or communication (it being understood that neither the Company nor any officer, director or employee shall provide any information to any Prospective Investor which is not contained in the Disclosure Statement) (in this Section 15 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify the Units under the "blue sky" or securities laws thereof or in order to secure an exemption from such registration or qualification or filed with the Commission; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company as stated in Section 15(b) with respect to the Placement Agent expressly for inclusion in the Bridge Disclosure Statement or Disclosure Statement or in any application, as the case may be; or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

              If any action is brought against the Placement Agent or any of its officers, directors, partners, employees, agent, or counsel, or any controlling persons of the Placement Agent (an "indemnified party"), in respect of which indemnify may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company (the "indemnifying party") in writing of the institution of such action (but the failure so to notify shall not relieve the indemnifying party from any liability it may have other than pursuant to this Section 15(a)) and the indemnifying party shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party shall have the right to employ its own counsel in any such case, but the fees and expense of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to one or more of the indemnifying parties, in any of which events such fees and expenses of one such counsel shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent. The Company agrees promptly to notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Units, the Disclosure Statement, or any application.

              (b) The Placement Agent agrees to indemnify and hold harmless the Company, its officers, directors, employees, agents, and counsel, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Placement Agent in Section 15(a), with respect to any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 15, but not be limited to, attorneys' fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (i) statements or omissions, if any, made in the Bridge Disclosure Statement or Disclosure Statement in reliance upon and in conformity with written information furnished to the Company as stated in this Section 15(b) with respect to the Placement Agent expressly for inclusion in the Bridge Disclosure Statement or Disclosure Statement, and (ii) the failure of the Placement Agent to comply with the provisions of section 2(c) hereof or with the "blue sky" or securities laws of the jurisdictions in which the Placement Agent solicits offers to buy or offers to sell any Units or any breach of any representation, warranty, covenant or agreement of the Placement Agent contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Placement Agent may otherwise have, including liabilities arising under this Agreement. If any action shall be brought against the Company or any other person so indemnified based on the Bridge Disclosure Statement or Disclosure Statement and in respect of which indemnity may be sought against the Placement Agent pursuant to this Section 15(b), the Placement Agent shall have the rights and duties given to the indemnifying party, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 15(a).

              (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Sections 15(a) and 15(b) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee, agent, or counsel of the Company, or any controlling person of the Company), on the one hand, and the Placement Agent (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Placement Agent in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. The relative benefits received by the Company, on the one hand, and the Placement Agent, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the Bridge Offering or Offering, as the case may be, (net of compensation payable to the Placement Agent pursuant to Section 2 or Section 6, as the case may be, hereof but before deducting expenses) received by the Company, and (y) the compensation received by the Placement Agent pursuant to
       Section 2 or Section 6 hereof.

              The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 18(c). In no case shall the Placement Agent by responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to
       Section 2 with respect to the Bridge offering and Section 6 with respect to the offering. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 18(c), each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partners, employee, agent, and counsel of the Placement Agent, shall have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
       Section 20(a) of the Exchange Act and each officer, director, employee, agent, and counsel of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 15 (c). Anything in this Section 15(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 15(c) is intended to supersede any right to contribution under the Act, the Exchange Act, or otherwise.

       17.    Representations and Agreements to Survive Delivery.

       All representations, warranties, covenants, and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants, and agreements as of the date hereof and at each Closing Date of the Bridge Offering and the Offering and, such representations, warranties, covenants,, and agreements, including the indemnification and contribution agreements contained in this Agreement, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any indemnified person, or by or on behalf of the Company or any person or entity which is entitled to be indemnified under Section 15, and shall survive termination of this Agreement and the issuance, sale, and delivery of the Bridge Units or Units. In addition, notwithstanding any election hereunder or any termination of this Agreement, and whether or not the terms of this Agreement are otherwise carried out, the provisions of Sections 9, 12, 14, 15 and 16 shall survive termination of this Agreement and shall not be affected in any way by such election or termination or failure to carry out the terms of this Agreement or any part thereof.

       18.    Notices.

       All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the

Placement Agent, shall be mailed, delivered, or telexed and confirmed by letter, to Walsh, Manning Securities, Inc., 90 Broad Street, New York, New York 10004, attention Theodore J. Burns, with a copy to Goldstein & DiGioia LLP, 369 Lexington Avenue, New York, New York 10017, Attention: Stanley R. Goldstein, Esq.; or if sent to the Company, shall be mailed, delivered or telexed and confirmed by letter, to Multimedia Games, Inc., 7335 South Lewis Avenue, Tulsa, Oklahoma 74136, Attention: President, with a copy to Hall, Estill, Hardwick, Gable, Golden & Nelson, 320 South Boston Avenue, Suite 400, Tulsa, Oklahoma 74103, Attention: Larry W. Sandel, Esq. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

       The parties hereto acknowledge and agree that the Placement Agent shall have the right and option to act as agent for the holders of any Units, Bridge Unit Warrants or the securities contained therein in providing any notice to the Company, including without limitation, any notice required to exercise any registration rights granted herein.

       19.    Parties.

       This Agreement shall inure solely to the benefit of, and shall be binding upon, the Placement Agent and the Company and the persons and entities referred to in Section 15 who are entitled to indemnification or contribution, and their respective successors, legal representatives, and assigns (which shall not include any purchaser, as such, of Units), and no other person shall have or be construed to have any legal or equitable right remedy, or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

       20.    Construction.

       This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to conflict of laws. Any action at law or equity under this Agreement shall be brought in federal or state courts located within the State of New York, except that any action in equity may be brought by any of the parties hereto in any court having the appropriate in personam jurisdiction in the matter.

       21.    Counterparts.

       This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

       If the foregoing correctly sets forth the understanding between us, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.



                                      Very truly yours,

                                      MULTIMEDIA GAMES, INC.


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

Accepted as of the date
first above written:

WALSH, MANNING SECURITIES, INC.


By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

                                   SCHEDULE A

                     Securities Sold Within Last 12 Months


                                                                      Number
        Name                       Event              Date          of Shares
-----------------------------------------------------------------------------
Gordon & Cynthia Graves      Exercise Warrants       Jun-95            66,000
Marvin Burke                 Exercise Warrants       Jun-95             6,667
Jonathan Goodson             Private Placement       Aug-95            27,273
I.M. Tassos                  Consulting              Aug-95             1,000
Graff Pay-Per-View           Exercise Warrant        Jun-95           175,000
Graff Pay-Per-View           Private Placement       Jun-95           100,000
First Capital Financial      Exercise Warrants       Aug-95            13,000
Gro-Vest Offering            Private Placement       Feb-96           589,375
Gordon Graves                Exercise Warrant        Feb-96           291,545
Various                      Exercise Warrant        Mar-96            13,332
                                                                    ---------
Total Issue Since 6-1-95                                            1,283,192
Outstanding Prior to 6-1-95                                         1,451,008
-----------------------------------------------------------------------------
Total Outstanding Currently                                         2,734,200
                                                                    =========


* All scheduled parties are Accredited Investors as such term is defined under Rule 506 of Regulation D of the Securities Act of 1933.



-----------------------------------          -----------------------------------
           (Initials)                                    (Initials)

                                   SCHEDULE B

                         Individuals Not Under Lock-Up


       Name                                 Number Shares
       Cede & Co. (1)                          546,961
       GLM, Inc.                                45,000
       SCA Promotions                          108,497
       Frank T. Nickell                        108,497
       Krugman Chapnick                         29,205
       Jonathan Goodson (2)                     83,523
       American Gaming                          62,500
       Communities Foundation of
       Texas, Inc.                              37,900
       Officers & Directors (3)


---------------

(1)    Nominee for shares publicly held.

(2)    Shares issuable upon exercise of outstanding warrants.

(3) Six (6) months from the final closing date of the Offering, officers and directors of the Company may each sell up to 10,000 shares of the Company's Common Stock or an aggregate of 90,000 shares.

                                   SCHEDULE C

                   Modification to Placement Agent Agreement
                dated January 29, 1996 by and between Multimedia
                       Games, Inc. and G-V Capital Corp.

                                 July 24, 1996


Multimedia Games, Inc.
7335 South Lewis Avenue
Tulsa, Oklahoma  74136

Gentlemen:

       We have been advised that Multimedia Games, Inc. (the "Company") has entered into a Placement Agency Agreement (the "WM Agreement") with Walsh, Manning Securities, Inc. ("WM") on the date hereof pursuant to which WM will act as Placement Agent with respect to the sale of certain securities offerings contemplated in the WM Agreement and for other good and valuable consideration, the receipt whereof is hereby acknowledged by the Company and the undersigned, the parties hereto agree that:

        1. Section 3(y) of a certain placement agent agreement dated January 29, 1996 between the Company and the undersigned (the "G-V Agreement") is herewith deleted and of no further force or effect.

        2. The undersigned agrees that it will not release the restrictions contained in Section 3(z) of the G-V Agreement without the consent of WM.

        3. This agreement amends the G-V Agreement and shall become effective upon consummation of a certain "Bridge Offering" contemplated in the WM Agreement.

        4. Upon the G-V Agreement being amended as described herein, such amendments may not be further amended or modified without the consent of WM.

        5. WM may bring any action at law or in equity to enforce this agreement.


                                      Very truly yours,

                                      G-V Capital Corp.


                                      By:
                                         ---------------------------------------

AGREED AND CONSENTED TO:

Multimedia Games, Inc.

By:
    ------------------------------